 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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SS&C TECHNOLOGIES HOLDINGS, INC.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2020     SS&C TECHNOLOGIES HOLDINGS, INC.   Meeting Information Meeting Type: Annual Meeting For holders as of: March 23, 2020       Date: May 20, 2020         Time: 9:00 AM EDT   Location:     SS&C Technologies, Inc.      SS&C TECHNOLOGIES HOLDINGS, INC. C/O SS&C TECHNOLOGIES INC ATTN: INVESTOR RELATIONS 80 LAMBERTON ROAD WINDSOR, CT 06095   151 W. 42nd Street, Sixth Floor New York, NY 10036    You are receiving this communication because you hold shares in the above named company.  This is not a ballot.  You cannot use this notice to vote these  shares.  This  communication  presents  only  an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report2. Proxy Statement How to View Online:   Have the information that is printed in the box marked by the arrow    ® following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:   (located on the   If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked   by the arrow    ®   (located on the following page) in the subject line.   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2020 to facilitate timely delivery.  How To Vote Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box   marked by the arrow     ®    available and follow the instructions.   Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following:  1.  The election of the nominees listed below as Class I directors.  Nominees  01) Normand A. Boulanger02) David A. Varsano03) Michael J. Zamkow  The Board of Directors recommends you vote FOR proposals 2 and 3.  2.  The approval of the compensation of the named executive officers.  3.  The ratification of PricewaterhouseCoopers LLP as SS&C's independent registered public accounting firm for the fiscal year ending December 31, 2020.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Due to the emerging public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Company's annual stockholder meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available at www.ssctech.com.